TENTH AMENDMENT AND REINSTATEMENT OF
REAL ESTATE SALE AGREEMENT

THIS TENTH AMENDMENT AND REINSTATEMENT OF REAL ESTATE SALE AGREEMENT (the “Amendment”) is made as of this 1st day of March, 2013, between MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company (“MCW Murray”), MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership (“MCW Kleinwood”), MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company (“MCW Vineyard”), REGENCY REALTY GROUP, INC., a Florida corporation (“Regency”), and REGENCY CENTERS, L.P., successor by merger to KLEINWOOD CENTER, LLC, a Delaware limited liability company (“Kleinwood Center”) (collectively referred to herein as “Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (referred to herein as “Buyer”).

RECITALS:

A.                Buyer, MCW Murray, MCW Kleinwood, MCW Vineyard, Regency, and Kleinwood Center previously executed that certain Real Estate Sale Agreement dated October 4, 2012, as amended by that certain First Amendment to Real Estate Sale Agreement dated October 12, 2012, as amended by that certain Second Amendment to Real Estate Sale Agreement dated November 5, 2012, as amended by that certain Third Amendment to Real Estate Sale Agreement dated November 6, 2012, as amended by that certain Fourth Amendment to Real Estate Sale Agreement dated November 7, 2012, as amended by that certain Fifth Amendment to Real Estate Sale Agreement dated November 8, 2012, as amended by that certain Sixth Amendment to Real Estate Sale Agreement dated November 16, 2012, as amended by that certain Seventh Amendment to Real Estate Sale Agreement dated January 3, 2013, as amended by that certain Eighth Amendment to Real Estate Sale Agreement dated January 31, 2013 and as further amended by that certain Ninth Amendment to Real Estate Sale Agreement dated February 8, 2013 (collectively, the “Agreement”), for the purchase and sale of certain improved property more particularly described in the Agreement.

B.                 Buyer previously terminated the Agreement in accordance with the terms thereof.

C.                 Buyer and Seller have reached an agreement to reinstate the Agreement, subject to the modification of certain terms thereof as hereinafter set forth.

D.                Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller acknowledge and agree as follows:

1.                  The Agreement is hereby reinstated as of the date hereof and shall be in full force and effect, as modified herein.

2.                  The first sentence of Section 3.4 of the Agreement is hereby amended and restated as follows:

       “The Closing shall take place at or through the offices of Escrow Agent at 3:00 P.M. on March 5, 2013.”

3.                  The remaining terms and conditions of the Agreement remain in full force and effect.

4.                  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Agreement.

5.                  The parties hereby agree that an executed facsimile or pdf copy of this Amendment may be transmitted to either party and be deemed an original for purposes hereof.

SIGNATURES BEGIN ON FOLLOWING PAGE

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“MCW MURRAY”

MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company

By:  MCW-RC III Murray Landing Member, LLC, a Delaware limited liability company
Its:  Sole member

       By: Macquarie CountryWide-Regency III, LLC, a

        Delaware limited liability company
        Its: Sole member

                  By: Macquarie-Regency Management, LLC, a

                  Delaware limited liability company
                  Its:Managing member

                           By:  Regency Centers, L.P., a Delaware

                           limited partnership
                           Its:Managing member

                                    By:Regency Centers Corporation,

                                     Florida corporation
                                     Its: General partner

                                             By: /s/ John R. Ibach
                                             Name:  John R. Ibach
                                             Title:    Attorney In Fact/

                                             Authorized Signatory

“MCW KLEINWOOD”

MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership

By: MCW-RC III Kleinwood GP, LLC, a Delaware limited liability company
Its: General partner

       By:    Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company
        Its:    Sole member

                 By:   Macquarie-Regency Management, LLC, a

                 Delaware limited liability company
                 Its:   Managing member

                         By:   Regency Centers, L.P., a Delaware

                         limited partnership
                         Its:    Managing member

                                  By:    Regency Centers Corporation, a

                                  Florida corporation
                                  Its:  General partner

                                          By: /s/ John R. Ibach

                                          Name:  John R. Ibach
                                          Title:    Attorney In Fact/

                                           Authorized Signatory

“MCW VINEYARD”

MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company

By: MCW-RC III Vineyard Member, LLC, a Delaware limited liability company
Its: Sole member

       By:    Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company
       Its:     Sole member

                 By:   Macquarie-Regency Management, LLC, a

                 Delaware limited liability company
                 Its:    Managing member

                           By: Regency Centers, L.P., a Delaware

                           limited partnership
                           Its: Managing member

                                   By:    Regency Centers Corporation, a

                                   Florida corporation
                                   Its:    General partner

                                             By: /s/ John R. Ibach
                                             Name:  John R. Ibach
                                             Title:    Attorney In Fact/

                                             Authorized Signatory

“REGENCY” REGENCY REALTY GROUP, INC., a Florida corporation By: /s/ John R. Ibach Name: John R. Ibach Title: Attorney In Fact/ Authorized Signatory

“KLEINWOOD CENTER”

REGENCY CENTERS, L.P., a Delaware limited partnership

By:  Regency Centers Corporation, a Florida corporation
Its:   General partner

        By: /s/ John R. Ibach
        Name:  John R. Ibach
        Title:    Attorney In Fact

         Authorized Signatory

“BUYER”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:      Phillips Edison Limited Partnership,

            a Delaware limited partnership,

Its:      Managing Member

           By:       Phillips Edison & Company, Inc.,

                        a Maryland corporation,

           Its:       General Partner

                        By:   /s/ Robert F. Myers

                        Name: Robert F. Myers

                        Its: President_________